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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 6, 1998
                                                         ----------------


                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)



        NEW JERSEY                    0-27686                    22-3409845
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



        250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY             07075
        --------------------------------------------           ---------
          (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other.
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     The Registrant issued a press release on February 6, 1998 announcing its fourth fiscal quarter 1997 earnings.

Item 7. Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

          Exhibit No.                 Description
          -----------                 -----------
             99                       Press Release dated February 6, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            1ST BERGEN BANCORP
                                            ------------------
                                               (Registrant)



Dated:  February 6, 1998                    By:/s/ Albert E. Gossweiler
                                               ------------------------
                                               Albert E. Gossweiler,
                                               Executive Vice President
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

    Exhibit No.       Description                                    Page No.
    -----------       -----------                                    --------
      99              Press Release dated February 6, 1998.